UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2020

CROSS TIMBERS ROYALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Texas

(State or Other Jurisdiction of Incorporation)

1-10982	75-6415930
(Commission File Number)	(IRS Employer Identification No.)

Simmons Bank Trustee 2911 Turtle Creek Blvd, Suite 850 Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)

(855) 588-7839

(Registrant’s Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Units of Beneficial Interest	CRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02.	Results of Operations and Financial Condition.

On April 20, 2020, the Registrant issued a news release announcing its monthly cash distribution to unitholders of record on April 30, 2020. A copy of the news release is furnished as Exhibit 99.1.

The information in this Current Report, including the news release attached hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	News Release dated April 20, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSS TIMBERS ROYALTY TRUST

	By:	SIMMONS BANK, TRUSTEE

Date: April 20, 2020	By:	/s/ NANCY WILLIS
Nancy Willis
Vice President

EXXON MOBIL CORPORATION

By:	/s/ DAVID LEVY
David Levy
Vice President – Upstream Business Services

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